PROFUNDS®

PROFUND VP MONEY MARKET

Supplement dated March 14, 2016 to the

Prospectus dated May 1, 2015

The ProFund VP Money Market (the “Fund”) will begin operating as a government money market fund on or about May 2, 2016. The Fund will change its name to “ProFund VP Government Money Market.” The Fund’s Board of Trustees has adopted a non-fundamental policy, effective May 2, 2016, to invest at least 99.5% of the Fund’s total assets at the time of investment in cash, U.S. government securities, and/or repurchase agreements that are collateralized by these instruments. The Fund intends to gradually transition its investments and allocate a larger percentage of its assets to government securities over time until it reaches its new target allocation.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Please call 888-776-3637 if you have questions or need additional information. (Financial Professionals should call 888-776-5717).

Please retain this supplement for future reference.